UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada

001-14568

98-0077354

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (630) 810-4800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On October 24, 2006, IPSCO Inc. issued a news release reporting its financial results for the quarter ended September 30, 2006.  A copy of the news release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)           Exhibits

99.1         Press release of IPSCO Inc. issued October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

By:	/s/ Leslie T. Lederer
Vice President, General Counsel &
Corporate Secretary

DATED:  October 24, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of IPSCO Inc. issued October 24, 2006